UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 13, 2008 (May 8, 2008)

Travelport Limited

(Exact name of Registrant as specified in its charter)

Bermuda	333-141714	98-0505100
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

400 Interpace Parkway
Building A
Parsippany, NJ 07054
(Address of principal executive
office)

Registrant’s telephone number, including area code  (973) 939-1000

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On May 13, 2008, we reported our first quarter 2008 results.  Our first quarter results are discussed in detail in the press release attached hereto as Exhibit 99.1.

The information in this item, including Exhibit 99.1, is being furnished, not filed.  Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by Travelport Limited under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference therein.

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 8, 2008, Patrick J. Bourke III has transitioned from serving as our Executive Vice President, Operations and Chief Reengineering Officer to a Special Advisor to the Company.

On May 8, 2008, our Board of Directors approved a special bonus to our management, including our Named Executive Officers: Jeff Clarke, our President and Chief Executive Officer ($209,688); Michael E. Rescoe, our Executive Vice President and Chief Financial Officer ($67,622); Gordon A. Wilson, our President and Chief Executive Officer, GDS Business ($85,854); and Kenneth S. Esterow, our President and Chief Executive Officer, GTA Business ($59,486).

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

99.1	Press Release dated May 13, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT LIMITED

By:	/s/ Michael E. Rescoe
Michael E. Rescoe
Executive Vice President and Chief Financial Officer

Date: May 13, 2008

TRAVELPORT LIMITED

CURRENT REPORT ON FORM 8-K

Report Dated May 13, 2008 (May 8, 2008)

EXHIBIT INDEX

99.1	Press Release dated May 13, 2008.